UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): June 5, 2006




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------

Item 3.03 Material Modification to Rights of Securitiy Holders
          -----------------------------------------------------
Access completed a one-for-five reverse stock split of the Company's common stock par value $0.01 per share on June 6, 2006.


Item 7.01 Regulation FD Disclosure
          ------------------------
Access issued a press release on June 6, 2006, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the its one-for-five reverse stock split of the Company's common stock.

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated June 8, 2006

                             EXHIBIT INDEX

Exhibit
Number  Description
------- ------------
99.1    Press Release, dated June 8, 2006